MFS(R) RESEARCH BOND FUND

           Supplement dated September 1, 2001 as revised June 7, 2002 to the Current Prospectus


This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated September 1, 2001. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:


Average Annual Total Returns as of December 31, 2000:

     MFS Research Bond Fund                                                      1 Year                Life*
                                                                                 ------                -----

     Class I shares                                                               13.02%               5.57%
     Lehman Brothers Government/Credit Index+**                                   11.85%               4.62%
     Average general bond fund++                                                   6.67%               3.72%

-----------------------

+    Source: Standard & Poor's Micropal, Inc.

++   Source: Lipper Inc.

* Life refers to the period from the commencement of the fund's investment operations January 4, 1999 through December 31, 2000. Index and average returns are from January 1, 1999.

** The Lehman Brothers Government/Credit Index is a broad-based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.

The fund commenced investment operations on January 4, 1999, with the offering of class A shares and class I shares and subsequently offered class B share and class C shares on December 29, 2000.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                          MFS Research Bond
                                                                 Fund

     Management Fees                                            0.50%
     Distribution and Service (12b-1) Fees                      0.00%
     Other Expenses                                             4.53%
                                                                -----
     Total Annual Fund Operating Expenses                       5.03%
                                                                -----
         Fee Waivers/Expense Reimbursement(1)                  (4.46)%
                                                               -------
         Net Expenses(2)                                        0.57%
-----------------------

(1) MFS has contractually agreed to waive its right to receive 0.15% of the management fee annually and to bear the fund's expenses such that "Other Expenses" (after taking into account the expense offset arrangement
     described   below)  do  not
     exceed 0.20% annually. These contractual arrangements will continue until at least September 1, 2002, absent an earlier modification approved by the board of trustees which oversees the fund.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.55%.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

         The table is supplemented as follows:

                                                             Year 1          Year 3          Year 5          Year 10
                                                             ------          ------          ------          -------
              Class I Shares                                  $58            $1,109          $2,158           $4,779

3.   DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will a fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

         The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I Shares

                                                                               Year Ended April 30,               Period Ended
MFS RESEARCH BOND FUND                                                       2001                 2000          April 30, 1999*
----------------------                                                       ----                 ----          ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $  9.26             $   9.78            $ 10.00
                                                                            -------             --------            -------
Income from investment operations# -
    Net investment incomess.                                                $  0.66             $   0.65           $   0.18
    Net realized and unrealized gain (loss) on investments
      and foreign currency                                                     0.55                (0.53)             (0.23)
                                                                           --------             ---------          ---------
         Total from investment operations                                   $  1.21             $   0.12           $  (0.05)
                                                                            -------             --------           ---------
Less distributions declared to shareholders
    From net investment income                                              $ (0.65)            $  (0.64)          $  (0.17)
    In excess of net investment income                                        (0.03)               --                   --
                                                                          ----------             -------            ------
        Total distributions declared to shareholders                        $ (0.68)            $  (0.64)          $  (0.17)
                                                                            --------            ---------          ---------
Net asset value - end of period                                             $  9.79             $   9.26           $   9.78
                                                                            -------             --------           --------
Total return                                                                  13.47%                1.41%             (0.49)%++
Ratios (to average net assets)/Supplemental datass.:
    Expenses##                                                                 0.04%                0.03%              0.30%+
    Net investment income                                                      6.92%                6.92%              5.13%+
Portfolio turnover                                                             272%                 209%               117%
Net assets at end of period (000 Omitted)                                     $0+++                $0+++              $0+++

ss. Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000 and effective February 1, 1999, the investment adviser had voluntary agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999 the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been: Net investment income (loss) $ 0.21 $ 0.27 $ (0.11) Ratios (to average net assets): Expenses## 4.77% 4.08% 8.58%+ Net investment income (loss) 2.19% 2.87% (3.15)% +

* For the period from the commencement of the fund's investment operations, January 4, 1999 through April 30, 1999.
+    Annualized.
++   Not annualized.
+++ Class I net assets were less than $500 # Per share data is based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

   The date of this Supplement is September 1, 2001 as revised June 7, 2002.